EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                     18 U.S.C. 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Quarterly report on Form 10-QSB of Magna-Lab, Inc. for the quarter and nine months ended November 30, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly report on Form 10-QSB for the quarter and nine months ended November 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly report on Form 10-QSB for the quarter and nine months ended November 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


      January 10, 2008            /s/ Lawrence A. Minkoff
                                  ----------------------------------------------
                                  Name: Lawrence A. Minkoff
                                  Title: President (principal executive officer)